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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-2, File No. 333-07841

                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP